TURNER FUNDS

TURNER TITAN FUND

Supplement dated May 28, 2015

to the Prospectus dated January 31, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The Turner Funds determined to close and liquidate the Turner Titan Fund (the “Fund”), effective on or about June 19, 2015.  The Fund had previously been scheduled to close and liquidate on or about June 1, 2015.  In connection with the pending liquidation, the Fund discontinued accepting orders for the purchase of Fund shares or exchanges into the Fund from other Turner Funds after the close of business on January 30, 2015.

Please contact the Turner Funds’ Investors Services team at 1-800-224-6312 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

(TUR-FS-30-08)